UBS		Cmoproj
Fixed Income Research	MAST0409H 30 year 5.1	3:58:06 pm August 17, 2004
cmoproj.626		Julie Park parkjua@fiunmr69
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A1	16,673,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	11.383	13.967	16.730	17.530	19.024
Avg Life	1.828	1.271	0.962	0.900	0.803
Duration	1.574	1.111	0.842	0.786	0.699
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	2/08	11/06	4/06	3/06	1/06

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8A2	81,577,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.550	6.878	7.424	7.614	7.997
Avg Life	9.759	7.664	5.583	5.090	4.306
Duration	7.095	5.729	4.338	4.003	3.464
First Pay	2/08	11/06	4/06	3/06	1/06
Last Pay	6/19	6/19	6/19	6/19	6/19

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8B1	1,050,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.775	6.842	6.933	6.961	7.014
Avg Life	8.413	7.968	7.423	7.268	6.992
Duration	6.067	5.832	5.541	5.458	5.308
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	6/19	6/19	6/19	6/19	6/19

The information contained herein is based on sources we believe to be reliable but its accuracy is not guaranteed. UBS PaineWebber Incorporated and/or Mitchell Hutchins Asset Management, Inc. affiliated companies and /or their officers, directors, employees or stockholders may at times have a position including an arbitrage or option position in the securities described herein and may sell or buy them to or from customers. These companies may from time to time act as a consultant to a company being reported upon.

UBS		Cmoproj
Fixed Income Research	MAST0409H 30 year 5.1	3:58:06 pm August 17, 2004
cmoproj.626		Julie Park parkjua@fiunmr69
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8B2	250,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.775	6.842	6.933	6.961	7.014
Avg Life	8.413	7.968	7.423	7.268	6.992
Duration	6.067	5.832	5.541	5.458	5.308
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	6/19	6/19	6/19	6/19	6/19

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8B3	150,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.775	6.842	6.933	6.961	7.014
Avg Life	8.413	7.968	7.423	7.268	6.992
Duration	6.067	5.832	5.541	5.458	5.308
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	6/19	6/19	6/19	6/19	6/19

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8B4	100,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.775	6.842	6.933	6.961	7.014
Avg Life	8.413	7.968	7.423	7.268	6.992
Duration	6.067	5.832	5.541	5.458	5.308
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	6/19	6/19	6/19	6/19	6/19

The information contained herein is based on sources we believe to be reliable but its accuracy is not guaranteed. UBS PaineWebber Incorporated and/or Mitchell Hutchins Asset Management, Inc. affiliated companies and /or their officers, directors, employees or stockholders may at times have a position including an arbitrage or option position in the securities described herein and may sell or buy them to or from customers. These companies may from time to time act as a consultant to a company being reported upon.

UBS		Cmoproj
Fixed Income Research	MAST0409H 30 year 5.1	3:58:06 pm August 17, 2004
cmoproj.626		Julie Park parkjua@fiunmr69
Page 3

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8B5	100,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.775	6.842	6.933	6.961	7.014
Avg Life	8.413	7.968	7.423	7.268	6.992
Duration	6.067	5.832	5.541	5.458	5.308
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	6/19	6/19	6/19	6/19	6/19

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
8B6	100,000.00	5.09000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.0900	08/30/04	30 year	5.35	178.00	300.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	100	250	300	400
90:00	6.775	6.842	6.933	6.961	7.014
Avg Life	8.413	7.968	7.423	7.268	6.992
Duration	6.067	5.832	5.541	5.458	5.308
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	6/19	6/19	6/19	6/19	6/19

The information contained herein is based on sources we believe to be reliable but its accuracy is not guaranteed. UBS PaineWebber Incorporated and/or Mitchell Hutchins Asset Management, Inc. affiliated companies and /or their officers, directors, employees or stockholders may at times have a position including an arbitrage or option position in the securities described herein and may sell or buy them to or from customers. These companies may from time to time act as a consultant to a company being reported upon.